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                                                                    Exhibit 10.A

            NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     This Amendment ("Amendment") is made as of the 1st day of May 2000, by and between DMI FURNITURE, INC., a Delaware corporation (the "Company") and BANK ONE, INDIANA, N.A. (the "Bank").


     WHEREAS, the Company and the Bank entered into Amended and Restated Credit Agreement dated October 3, 1997, as amended from time to time, (collectively, the "Agreement"); and


     WHEREAS, the parties hereto desire to amend the Agreement as set forth below:


     NOW, THEREFORE, the parties hereto agree as follows:


     1. Capitalized terms not defined herein shall have the meaning ascribed in the Agreement.


     2. The following new definition is added to Section 1.01 of the Agreement as follows:


          "Ninth Amendment" means the Ninth Amendment to Amended and Restated Agreement, dated as of the 1st day of May 2001, executed by the Company and the Bank.


     3. Section 6.02(b)(8) and 6.02(m) of the Agreement are hereby amended and restated in their entireties to read as follows:


          (8) purchase money liens on inventory being imported by the Company, securing the Company's obligation under commercial letters of credit issued by National City Bank, Louisville, Kentucky, for the account of the Company in an aggregate amount not to exceed $2,500,000.00 at any one time outstanding.


          (m) ADDITIONAL DEBT. The Company shall not create, incur, assume or suffer to exist any Debt or liability on account of deposits or advances or for borrowed money or the deferred purchase price of any property or services or for Capital Lease obligations, except those disclosed on the Schedule of Exception, and except for Company's obligations under commercial letters of credit issued by National City Bank, Louisville, Kentucky, for the account of the Company to support inventory being imported by the Company in an aggregate amount not to exceed $2,500,000.00 at any one time outstanding.


     4. The Company represents and warrants that (a) the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, (b) no condition, act or event which could constitute an Event of Default under the Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an Event of Default under the Agreement.


     5. The Company agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this Amendment, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this Amendment.


     6. This Amendment shall become effective only after it is fully executed by the Company and the Bank and the Bank shall have received from the Company the following documents:


          (a)  Ninth Amendment to Amended and Restated Credit Agreement;


Except as amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.


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     7. This Amendment is a modification only and not a novation. Except for the above-quoted modifications, the Agreement, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Agreement and made a part thereof. This Amendment shall not release or affect the liability of any guarantor, surety or endorser of the Agreement or release any owner of collateral securing the Agreement. The validity, priority and enforceability of the Agreement shall not be impaired hereby. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Agreement, or any agreement or security document executed in conjunction therewith, the provisions of this Amendment shall supersede and control. Company acknowledges that as of the date of this Amendment it has no offsets with respect to all amounts owed by Company to Bank and Company waives and releases all claims which it may have against Bank arising under the Agreement on or prior to the date of this Amendment.


8. The Company acknowledges and agrees that this Amendment is limited to the terms outlined above, and shall not be construed as an amendment of any other terms or provisions of the Agreement; The Company hereby specifically ratifies and affirms the terms and provisions of the Agreement. Company releases Bank from any and all claims, which may have arisen, known or unknown, in connection with the Agreement on or prior to the date hereof, except those claims stemming from gross negligence and willful misconduct. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Bank's part to grant other or future amendments, should any be requested.


     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the day and year first above written.


BANK ONE, INDIANA, N.A.                         DMI FURNITURE, INC.


BY:________________________________________     BY: ____________________________
   STEVEN J. KRAKOSKI, FIRST VICE PRESIDENT
                                                ________________________________
                                                   (PRINTED NAME AND TITLE)


             ACKNOWLEDGMENT AND AGREEMENT BY GUARANTOR AND/OR OWNER
                   OF COLLATERAL SECURING THE PROMISSORY NOTE


The undersigned (i) consent to the modification of the Agreement and all other matters in the foregoing Amendment and, if a guarantor (ii) reaffirm the Guaranty Agreement, dated June 9, 1994, and any other agreements, documents and instruments securing or otherwise relating thereto ("Guarantor Documents"),
(iii) acknowledge that the Guarantor Documents continue in full force and effect, remain unchanged, except as specifically modified hereby, and are valid, binding and enforceable in accordance with their respective terms, (iv) agree that all references, if any, in the Guarantor Documents to the Agreement are modified to refer to that document as modified by the Amendment, and (v) agree to be bound by the release of Bank set forth in the Amendment.



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                                      DMI MANAGEMENT, INC.


                                      BY: ____________________________


                                      ________________________________
                                          (Printed Name and Title)





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